NEUBERGER BERMAN LOGO


NEUBERGER BERMAN


INCOME FUNDS





INSTITUTIONAL CLASS SHARES


STRATEGIC INCOME FUND

SUBJECT TO COMPLETION

PROSPECTUS, DATED ___________, 2003





These securities, like the securities of all mutual funds, have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

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CONTENTS


        NEUBERGER BERMAN
        INCOME FUNDS
         Strategic Income Fund ..............

        YOUR INVESTMENT
         Maintaining Your Account................
         Share Prices.........................
         Distributions and Taxes .................
         Fund Structure........................

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        THIS FUND:


         o is designed for investors seeking current income without undue risk to principal

         o carries certain risks, including the risk that you could lose money if fund shares are worth less, when you sell them, than what you originally paid. This prospectus discusses principal risks of investing in fund shares. These and other risks are discussed in detail in the Statement of Additional Information (see back cover)

         o is a mutual fund, not a bank deposit, and is not guaranteed or insured by the FDIC or any other government agency


THE "NEUBERGER BERMAN" NAME AND LOGO ARE SERVICE MARKS OF NEUBERGER BERMAN, LLC. "NEUBERGER BERMAN MANAGEMENT INC." AND THE INDIVIDUAL FUND NAME IN THIS PROSPECTUS ARE EITHER SERVICE MARKS OR REGISTERED SERVICE MARKS OF NEUBERGER BERMAN MANAGEMENT INC.(C)2003 NEUBERGER BERMAN MANAGEMENT INC. ALL RIGHTS RESERVED.

Neuberger Berman
STRATEGIC INCOME
FUND                                               TICKER SYMBOL:
-----------------------------------------------------------------
        [ICON]
        GOAL & STRATEGY

        THE FUND SEEKS TO MAXIMIZE INCOME WITHOUT UNDUE RISK TO PRINCIPAL.

         To pursue this goal, the fund normally maintains broad exposure to core, investment grade fixed income instruments and makes strategic and tactical allocations to certain income-oriented sectors as their risk-adjusted, relative values become attractive to the adviser's Asset Allocation Committee. Through diversification to several market sectors, the fund attempts to reduce volatility associated with, and the impact of, price declines in any one single sector. The fund expects to benefit as well from opportunistic, tactical asset allocation as values shift among various income-producing sectors. The fund normally invests primarily in a diversified portfolio of fixed income instruments of varying sectors, credit quality and maturities and dividend-paying equities. The fixed income instruments may include domestic and foreign debt securities of government and corporate issuers.

         In managing the portfolio, the Asset Allocation Committee periodically allocates assets among the market sectors based on an analysis of relative historic and projected sector spreads and total returns - I.E., the differences in yield among the different sectors, adjusted to reflect the Asset Allocation Committee's conclusions about their relative levels of risk. This analysis is dependent upon a review of a variety of economic factors and expected rates of return, such as projected interest rate movements, industry cycles, volatility forecasts and secular and political trends. Within each sector, the adviser looks for securities that are appropriate for the overall portfolio in terms of yield, credit quality, structure and industry allocation. In selecting securities, relative yields and perceived risk/reward ratios are the primary considerations.

         The fund normally invests at least 50% of its total assets in investment grade debt securities. The fund may invest up to 25% of its total assets in securities that are below investment grade ("high yield bonds"), provided that, at the time of purchase, they are rated at least B by Moody's Investors Service Inc. ("Moody's") or Standard & Poor's Rating Services ("S&P") or, if unrated by either of these, deemed by the adviser to be of comparable quality. Fixed income securities in which the fund may invest include U.S. Treasury and agency obligations, obligations of foreign governments, corporate bonds, mortgage bonds, mortgage- and asset-backed securities, convertible securities and corporate loans. The fund may also invest up to 25% of its total assets in dividend-paying equity securities, including those issued by real estate investment trusts ("REITs").

         Although the fund can invest in securities of any maturity, the average duration of the fixed income portion of the fund's portfolio will normally be up to five years.

         The fund may invest up to 20% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in US dollar-denominated securities of foreign issuers. Foreign securities in which the fund invests may include emerging market securities. Although there is no assurance that any particular currency risk will be hedged at a particular time, the fund currently intends to hedge a significant portion of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

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         The fund may use derivative instruments such as options, futures contracts or swap agreements, primarily for hedging purposes.

         In selecting securities, the adviser analyzes a security's structural features and current pricing, its issuer's potential for success, and the credit, currency, economic, and political risks of the security and its issuer. The fund may sell securities if the adviser finds an opportunity it believes is more compelling or if the adviser's outlook on the investment or the market changes.

         The fund is authorized to change its goal without shareholder approval, although it does not currently intend to do so.

         ->  DURATION

         DURATION IS A MEASURE OF AN INVESTMENT'S SENSITIVITY TO CHANGES IN INTEREST RATES. TYPICALLY, WITH A 1% CHANGE IN INTEREST RATES, AN INVESTMENT'S VALUE MAY BE EXPECTED TO MOVE IN THE OPPOSITE DIRECTION APPROXIMATELY 1% FOR EACH YEAR OF ITS DURATION.

         ->  DEBT SECURITIES

         DEBT SECURITIES DIFFER IN THEIR INTEREST RATES AND DURATION, AMONG OTHER FACTORS. THE ADVISER'S EXPECTATIONS AS TO FUTURE CHANGES IN MARKET INTEREST RATES WILL INFLUENCE ITS CHOICE OF THE APPROPRIATE DURATIONS OF THE DEBT SECURITIES COMPRISING THE FUND'S PORTFOLIO. FOR EXAMPLE, IF THE ADVISER EXPECTS INTEREST RATES TO RISE, IT MAY INVEST MORE HEAVILY IN BONDS WITH SHORTER DURATIONS, WITH THE INTENTION OF BENEFITING THE FUND FROM PURCHASES OF LONGER-TERM BONDS AFTER RATES HAVE RISEN. CONVERSELY, IF THE ADVISER EXPECTS INTEREST RATES TO FALL, IT MAY INVEST MORE HEAVILY IN BONDS WITH LONGER DURATIONS, WITH THE INTENTION OF TAKING ADVANTAGE OF THE HIGH RATES THEN AVAILABLE.

         ->  BOND RATINGS

         MOST LARGE ISSUERS OBTAIN RATINGS FOR THEIR BONDS FROM ONE OR MORE INDEPENDENT RATING AGENCIES, ALTHOUGH MANY BONDS OF ALL QUALITY LEVELS REMAIN UNRATED. THE FUND CONSIDERS INVESTMENT GRADE BONDS TO BE THOSE RATED IN THE TOP FOUR CATEGORIES OF CREDIT QUALITY BY AT LEAST ONE RATING AGENCY, AND UNRATED BONDS DEEMED BY THE ADVISER TO BE OF COMPARABLE QUALITY.

         ->  HIGH YIELD BONDS

         "HIGH YIELD BONDS" ARE FIXED INCOME SECURITIES THAT ARE BELOW INVESTMENT GRADE. THEY TYPICALLY OFFER INVESTORS A HIGHER YIELD THAN OTHER FIXED INCOME SECURITIES. THE HIGHER YIELDS ARE USUALLY JUSTIFIED BY THE WEAKER CREDIT PROFILE OF HIGH YIELD ISSUERS AS COMPARED TO INVESTMENT GRADE ISSUERS. HIGH YIELD BONDS INCLUDE DEBT OBLIGATIONS OF ALL TYPES ISSUED BY U.S. AND NON-U.S. CORPORATE AND GOVERNMENTAL ISSUERS, INCLUDING BONDS, DEBENTURES AND NOTES; THE CATEGORY IS ALSO GENERALLY CONSIDERED TO INCLUDE THE PREFERRED STOCKS OF MANY ISSUERS THAT HAVE PRIORITY OVER ANY OTHER CLASS OF STOCK OF THE ISSUER AS TO THE DISTRIBUTION OF ASSETS OR THE PAYMENT OF DIVIDENDS. A HIGH YIELD BOND ITSELF MAY BE CONVERTIBLE INTO OR EXCHANGEABLE FOR EQUITY SECURITIES, OR IT MAY CARRY WITH IT THE RIGHT TO ACQUIRE EQUITY SECURITIES EVIDENCED BY WARRANTS ATTACHED TO THE BOND OR ACQUIRED AS PART OF A UNIT WITH THE BOND.

         ->  REAL ESTATE INVESTMENT TRUSTS

         A REIT IS A POOLED INVESTMENT VEHICLE THAT INVESTS PRIMARILY IN INCOME-PRODUCING REAL ESTATE OR REAL ESTATE-RELATED LOANS OR INTERESTS. REITS ARE NOT TAXED ON INCOME DISTRIBUTED TO SHAREHOLDERS, PROVIDED THEY COMPLY WITH CERTAIN REQUIREMENTS OF THE INTERNAL REVENUE CODE.

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         REITS ARE GENERALLY CLASSIFIED AS EQUITY REITS, MORTGAGE REITS AND
         HYBRID REITS. EQUITY REITS INVEST THE MAJORITY OF THEIR ASSETS DIRECTLY IN REAL PROPERTY, DERIVE THEIR INCOME PRIMARILY FROM RENTS AND CAN ALSO REALIZE CAPITAL GAINS BY SELLING PROPERTIES THAT HAVE APPRECIATED IN VALUE. MORTGAGE REITS INVEST THE MAJORITY OF THEIR ASSETS IN REAL ESTATE MORTGAGES AND DERIVE THEIR INCOME PRIMARILY FROM INTEREST PAYMENTS. HYBRID REITS COMBINE THE CHARACTERISTICS OF EQUITY AND MORTGAGE REITS.

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         MAIN RISKS

         Most of the fund's performance depends on what happens in the bond markets. The markets' behavior is unpredictable, particularly in the short term. Because of this, the value of your investment will rise and fall, and you could lose money.

         INTEREST RATE RISK. The fund's yield and total return will change with interest rate movements. When interest rates rise, the fund's share price will typically fall. The fund's sensitivity to this risk will increase with any increase in the fund's duration.

         Performance could also be affected if unexpected interest rate trends cause the fund's mortgage- or asset-backed securities to be paid off substantially earlier or later than expected. In particular, increased market rates result in fewer mortgage refinancings, which effectively increase the duration of mortgage-backed securities, heightening their sensitivity to the increase in interest rates. When market rates decline, the market value of mortgage-backed securities increases. However, because refinancings increase, the principal of these securities is likely to be paid off early, with the result that the fund must reinvest its assets at the current (lower) rates.

         CREDIT RISK. The fund is also subject to credit risk, which is the risk that issuers may fail, or become less able, to make payments when due. A downgrade or default affecting any of the fund's securities would affect the fund's performance. The fund's share price will fluctuate in response to:

              o changes in the actual and perceived creditworthiness of the issuers of the fund's investments;

              o    social, economic or political factors;

              o factors affecting the industry in which a particular issuer operates, such as competition or technological advances; and

              o factors affecting an issuer directly, such as management changes, labor relations, collapse of key suppliers or customers, or material changes in overhead.

         While the fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the fund itself and do not guarantee the market price of the security. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some are backed by a right to borrow from the Treasury, while others are backed only by the credit of the issuing agency or instrumentality. These securities carry at least some risk of non-payment.

         Convertible securities are exchangeable for common stock and may therefore be more likely to fluctuate in price.

         CALL RISK. Some debt securities allow the issuer to call them for early repayment. Issuers of such securities will often call them when interest rates are low. To the extent this occurs, the fund may not benefit fully from the increase in market value that other debt securities experience when rates decline. In addition, the fund likely would have to reinvest the proceeds of the payoff at current yields, which are lower than those paid by the callable security that was paid off.

         HIGH YIELD BONDS. High yield bonds involve a greater risk than investment grade bonds, including greater price volatility and a greater risk that the issuer of such bonds will default in the timely

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         payment of principal and interest. Lower-rated bonds can be less liquid and therefore may carry higher transaction costs, which could affect the fund's performance.

         To the extent the fund invests in lower-rated bonds, the fund is subject to their risks, including the risk that its holdings may:

              o fluctuate more widely in price and yield than investment-grade bonds

              o fall in price during times when the economy is weak or is expected to become weak

              o    be difficult to sell at the time and price the fund desires

              o    require a greater degree of judgment to establish a price

              o    go into default

         The value of the fund's high yield bonds will fluctuate in response to changes in market interest rates, although the link between interest rates and bond prices tends to be weaker with lower-rated bonds than with investment grade bonds.

         REITS. The fund's performance will also be affected by the performance of its equity investments, including REITs. The stock market's behavior is unpredictable, particularly in the short term. To the extent the fund invests in REITs, its performance will also be affected by the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation. Some of the REIT securities in which the fund invests may be preferred stock which receives preference in the payment of dividends. Convertible preferred stock is exchangeable for common stock and may therefore be more volatile. Most equity REITs receive a flow of income from property rentals, which they pay to their shareholders in the form of dividends.

         REIT and other real estate company share prices overall will typically decline over periods when interest rates are rising. During periods of high interest rates, REITs and other real estate companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing for property purchases and improvements is more costly and difficult to obtain. In addition, Equity REITs may be affected by changes in the value of the underlying property they own, while Mortgage REITs may be affected by the quality of any credit they extend. Equity and Mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income under federal tax laws.

         REITs tend to be small- to mid-cap companies in relation to the equity markets as a whole. REIT shares, therefore, can be more volatile than, and perform differently from, large-cap company stocks. Smaller real estate companies often have narrower markets and more limited managerial and financial resources than larger companies. There may also be less trading in a small- or mid-cap company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger-cap company stocks.

         FOREIGN SECURITIES. Foreign securities could add to the ups and downs in the fund's share price. Foreign securities are riskier than comparable U.S. securities. This is in part because foreign markets are less developed and foreign governments, economies, laws, tax codes and securities firms may be less stable. There is also a higher chance that key information will be unavailable, incomplete or inaccurate. As a result, foreign securities can fluctuate more widely in price than comparable U.S. securities, and they may also be less liquid. These risks are generally greater in emerging markets. The fund could underperform if the adviser invests in countries or regions whose economic performance falls short.

         To the extent the fund invests in securities denominated in foreign currencies, changes in currency exchange rates bring an added dimension of risk. Currency fluctuations could erase investment gains or add to investment losses. While the fund may endeavor to hedge against currency risk, the hedging instruments may not always perform as the adviser expected, and could produce losses. Suitable hedging instruments may not be available for currencies of emerging market countries.

         ILLIQUID SECURITIES. The fund can invest up to 15% of its net assets in illiquid securities. These securities may be more difficult to dispose of at the price at which the fund is carrying them. Judgment also plays a greater role in pricing these securities than it does for securities having more active markets.

         GENERAL. Over time, the fund may produce lower returns than stock investments. Due to the fund's limited duration and the need to sometimes change allocation among sectors, the fund may have a high portfolio turnover rate. The fund may engage in active and frequent trading, which may result in increased transaction costs and realized capital gains.

         OTHER RISKS

         THE FUND MAY USE CERTAIN PRACTICES AND SECURITIES INVOLVING ADDITIONAL RISKS.

         BORROWING, SECURITIES LENDING AND DERIVATIVES COULD CREATE LEVERAGE, MEANING THAT CERTAIN GAINS OR LOSSES COULD BE AMPLIFIED, INCREASING SHARE PRICE MOVEMENTS. THE USE OF CERTAIN DERIVATIVES TO HEDGE INTEREST RATE RISK OR PRODUCE INCOME COULD AFFECT FUND PERFORMANCE IF THE DERIVATIVES DO NOT PERFORM AS EXPECTED.

         WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL OR OTHER CONDITIONS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH QUALITY, SHORT-TERM DEBT INSTRUMENTS. THIS COULD HELP THE FUND AVOID LOSSES BUT MAY MEAN LOST OPPORTUNITIES.

         PERFORMANCE

         When this prospectus was prepared, the fund had not yet commenced operations. Accordingly, performance charts are not included.

         INVESTOR EXPENSES

         The fund does not charge you any fees for buying or selling shares, or for maintaining your account. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

            Fee Table

     -----------------------------------------------------------------------
     Shareholder fees                                                 NONE
     -----------------------------------------------------------------------
     Annual operating expenses (% of average net assets)*
     -----------------------------------------------------------------------
     These are deducted from fund assets, so you pay them indirectly.
     -----------------------------------------------------------------------
                             Management fees                          0.75%
     -----------------------------------------------------------------------
     Plus:                   Distribution (12b-1) fees                NONE
     -----------------------------------------------------------------------
                             Other expenses**                         0.58%
     -----------------------------------------------------------------------
     Equals:                 Total annual operating expenses          1.33%
     -----------------------------------------------------------------------
     Minus:                  Expense reimbursement                    0.48%
     -----------------------------------------------------------------------
     Equals:                 Net expenses                             0.85%
     -----------------------------------------------------------------------

         * NEUBERGER BERMAN MANAGEMENT INC. ("NBMI") HAS CONTRACTUALLY AGREED TO REIMBURSE CERTAIN EXPENSES OF THE FUND THROUGH DECEMBER 31, 2013, SO THAT THE TOTAL ANNUAL OPERATING EXPENSES OF THE FUND ARE LIMITED TO 0.85% OF AVERAGE NET ASSETS. THIS ARRANGEMENT DOES NOT COVER INTEREST, TAXES, BROKERAGE COMMISSIONS, AND EXTRAORDINARY EXPENSES. THE FUND HAS AGREED TO REPAY NBMI FOR EXPENSES REIMBURSED TO THE FUND PROVIDED THAT REPAYMENT DOES NOT CAUSE THE FUND'S ANNUAL OPERATING EXPENSES TO EXCEED 0.85% OF ITS AVERAGE NET ASSETS. ANY SUCH REPAYMENT MUST BE MADE WITHIN THREE YEARS AFTER THE YEAR IN WHICH NBMI INCURRED THE EXPENSE. **OTHER EXPENSES ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR AND ESTIMATED NET ASSETS OF $50 MILLION.

         EXPENSE EXAMPLE

         The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund's expenses were those in the Fee Table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

                --------------------------------------------------
                                        1 Year         3 Years
                --------------------------------------------------
                Expenses                  $87            $271
                --------------------------------------------------

         MANAGEMENT

         Neuberger Berman Management Inc. is the fund's investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the firms and their affiliates manage $56.1 billion in total assets (as of December 31, 2002) and continue an asset management history that began in 1939. The fund will pay to Neuberger Berman Management Inc. fees at the annual rate of 0.60% of average net assets for investment management services and 0.15% of average net assets for administrative services provided to the Institutional Class of shares.

         The fund is managed by a team of investment professionals.

         FINANCIAL HIGHLIGHTS

         When this prospectus was prepared, the fund was new and had no financial highlights to report.

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YOUR INVESTMENT

(0)  ELIGIBLE ACCOUNTS

The Institutional Class shares described in this prospectus are available to you for investment through retirement and other benefit plans and accounts managed by Neuberger Berman Trust Company, N.A., Neuberger Berman, LLC, and other investment providers having agreements with Neuberger Berman Management Inc. To buy or sell Institutional Class shares of the fund, contact your investment provider.

The fees and policies outlined in this prospectus are set by the fund and by Neuberger Berman Management Inc. However, most of the information you'll need for managing your investment will come from your investment provider. This includes information on how to buy and sell Institutional Class shares, investor services, and additional policies.

The minimum aggregate size for each INVESTMENT PROVIDER'S account with the fund is $250,000. This minimum does not apply to your individual account; however, your investment provider may establish a minimum size for individual accounts. Neuberger Berman Management Inc. can waive the $250,000 minimum for investment providers in appropriate cases.

(0)  MAINTAINING YOUR ACCOUNT

The fund does not impose any sales charge or commission for investment in Institutional Class shares. All investments must be made in U.S. dollars, and investment checks must be drawn on a U.S. bank. The fund does not issue certificates for shares.

In exchange for the services it offers, your investment provider charges fees, which are generally in addition to those described in this prospectus.

Under certain circumstances, the fund reserves the right to:

o     suspend the offering of shares

o     reject any investment order

o     change, suspend, or revoke the exchange privilege

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o     satisfy an order to sell fund shares with securities rather than cash, for certain very large orders

o suspend or postpone your right to sell fund shares on days when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the SEC

The proceeds from the shares you sell are generally sent out the next business day after your order is executed, and nearly always within three business days. Proceeds may be delayed beyond this time in unusual circumstances where the law allows additional time if needed.

(0)  SHARE PRICES

Because Institutional Class shares of the fund do not have a sales charge, the price you or your account pays for each share of the fund is the net asset value per share. Similarly, because the fund does not charge any fee for selling shares, the fund pays the full share price when you or your account sells shares. Remember that your investment provider may charge fees for its investment management services.

The fund is open for business every day the New York Stock Exchange is open. The Exchange is closed on all national holidays and Good Friday; fund shares will not be priced on those days or other days on which the Exchange is closed. Because fixed income securities trade in markets outside the New York Stock Exchange, the fund may decide to remain open on a day when the Exchange is closed for unusual reasons. In general, every buy or sell order you or your account places will go through at the next share price calculated after your order has been accepted.

The fund calculates its share price as of the end of regular trading on the Exchange on business days, usually 4:00 p.m. eastern time.

Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by a fund could change on days when you can't buy or sell fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is accepted.

->   SHARE PRICE CALCULATIONS

The price of an Institutional Class share of the fund is the total value of the assets attributable to that class minus the liabilities attributable to that class, divided by the total number of shares of that class outstanding. Because the value of the fund's securities changes every business day, the share price usually changes as well.

When valuing portfolio securities, the fund uses market prices. For fixed income securities, this is generally based on bid quotations. For equity portfolio securities, it is usually the closing price on the exchange or other market where the security primarily trades.

When the fund believes a reported quotation or market price for a security does not reflect the amount the fund would receive on a current sale of that security, the fund may substitute for the quotation or market price a fair-value estimate made according to methods approved by its trustees. The fund may also use these methods to value certain types of illiquid securities.

The fund may also use these methods to value securities that trade in a foreign market, especially if significant events that appear likely to affect the value of those securities occur between the time that foreign market closes and the time the New York Stock Exchange closes.

(0)  DISTRIBUTIONS AND TAXES

DISTRIBUTIONS --The fund pays out to shareholders any net investment income and net realized capital gains. The fund intends to declare and pay income dividends quarterly. Ordinarily, the fund makes any capital gain distributions once a year (in December). Gains from foreign currency transactions, if any, are normally distributed in December.

Consult Neuberger Berman, LLC or your investment provider about whether distributions from the fund to your account will be reinvested in fund shares or paid to your account in cash.

HOW DISTRIBUTIONS ARE TAXED --Fund dividends paid to qualified retirement plan accounts are tax-free. Eventual withdrawals from those accounts generally are subject to tax. Fund dividends paid to non-retirement plan accounts are generally taxable to you, regardless of whether they are paid in cash or reinvested in fund shares.

Distributions generally are taxable to you in the year you receive them. In some cases, distributions you receive in January are taxable as if they had been paid the previous December 31. Your tax statement (see "Taxes and You" below) will help clarify this for you.

Distributions of income and the excess of net short-term capital gains over net long-term capital losses (if any) are generally taxed as ordinary income. Distributions of other capital gains are generally taxed as long-term capital gains. The tax treatment of capital gain distributions depends on how long the fund held the securities it sold, not when you bought your shares of the fund or whether you reinvested your distributions.

HOW SHARE TRANSACTIONS ARE TAXED --When you sell (redeem) fund shares, you generally will realize a taxable gain or loss. When a qualified retirement plan sells fund shares, there are no tax consequences to the plan or its beneficiaries.

->   TAXES AND YOU

For non-retirement accounts, the taxes you actually owe on distributions and transactions can vary with many factors, such as your tax bracket, how long you held your shares, and whether you owe alternative minimum tax.

How can you figure out your tax liability on fund distributions and share transactions? One helpful tool is the tax statement that Neuberger Berman, LLC or your investment provider sends you every January. It details the distributions you received during the past year and shows their tax status. You will also receive a separate statement of your transactions.

Most importantly, consult your tax professional. Everyone's tax situation is different, and your professional should be able to help you answer any questions you may have.

->   BUYING SHARES BEFORE A DISTRIBUTION

The money the fund earns, either as income or as capital gains, is reflected in its share price until the fund makes a distribution thereof. At that time, the amount of the distribution is deducted from the share price. The amount of the distribution is either reinvested in additional fund shares or paid to shareholders in cash.

Because of this, if you buy shares of the fund just before it makes a distribution, you'll end up getting some of your investment back as a taxable distribution. You can avoid this situation by waiting to invest until after the distribution has been made.

Generally, if you're investing through a tax-advantaged retirement plan account, there are no tax consequences to you from distributions.

(0)  FUND STRUCTURE

The fund uses a "multiple class" structure, although it currently offers only one class. The Neuberger Berman funds offer one or more classes of shares that have identical investment programs, but different arrangements for distribution and shareholder servicing and, consequently, different expenses. This prospectus relates solely to Institutional Class shares of the fund.

NEUBERGER BERMAN INCOME FUNDS
INSTITUTIONAL CLASS SHARES

No load, sales charges or 12b-1 fees.

If you'd like further details on this fund, you can request a free copy of the following documents:

SHAREHOLDER REPORTS - Published twice a year, the shareholder reports offer information about each fund's recent performance, including:

o     a discussion by the adviser about strategies and market conditions
o     fund performance data and financial statements
o     complete portfolio holdings

STATEMENT OF ADDITIONAL INFORMATION (SAI) - The SAI contains more comprehensive information on this fund, including:

o     various types of securities and practices, and their risks
o     investment limitations and additional policies
o     information about the fund's management and business structure

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment manager: NEUBERGER BERMAN MANAGEMENT INC.
Sub-adviser: Neuberger Berman, LLC

->   OBTAINING INFORMATION

YOU CAN OBTAIN A SHAREHOLDER REPORT, SAI, AND OTHER INFORMATION FROM YOUR INVESTMENT PROVIDER, OR FROM:

NEUBERGER BERMAN MANAGEMENT INC.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800-877-9700
212-476-8800
Broker/Dealer and Institutional Services: 800-366-6264
EMAIL: fundinquiries@nb.com

You can also request copies of this information from the SEC for the cost of a duplicating fee by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102. They are also available from the EDGAR Database on the SEC's Web site at www.sec.gov.

You may also view and copy the documents at the SEC's Public Reference Room in Washington. Call 202-942-8090 for information about the operation of the Public Reference Room.

                                              NEUBERGER BERMAN [LOGO]

                                              NEUBERGER BERMAN MANAGEMENT INC.
                                              605 Third Avenue 2nd Floor
                                              New York, NY 10158-0180

                                              SHAREHOLDER SERVICES:
                                              800-877-9700





A0630 03/03

SEC file number 811-3802